                                                       Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In  connection  with the Annual Report of Frontier  Communications  Corporation (the "Company") on Form 10-K for the year ended December 31, 2013 as filed with the Securities and Exchange  Commission on the date hereof (the "Report"),  I, John M. Jureller,  Chief Financial Officer of the Company,  certify, pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

    (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2)  The  information  contained  in the  Report  fairly  presents,  in all  material respects,  the financial  condition and results of operations  of the Company.

/s/ John M. Jureller                                                           _

John M. Jureller

Executive Vice President and Chief Financial Officer

February 27, 2014

This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.

A signed  original of this written  statement  required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the  electronic  version of this written  statement required by Section 906, has been  provided to Frontier  Communications  Corporation and will be retained by Frontier  Communications  Corporation and  furnished  to the Securities and Exchange Commission or its staff upon request.